Financial Risk Management and Fair Values	12 Months Ended
Dec. 31, 2017
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Financial Risk Management and Fair Values
36	FINANCIAL RISK MANAGEMENT AND FAIR VALUES

Exposure to credit, liquidity, interest rate and foreign currency risks arises in the normal course of the Group’s business. The Group’s exposure to these risks and the financial risk management policies and practices used by the Group to manage these risks are described below:

(a)	Credit risk and concentration risk

The Group’s credit risk is primarily attributable to the financial assets in the consolidated balance sheets, which mainly include deposits with banks, wealth management products issued by banks, accounts receivable and other receivables. The maximum exposure to credit risk is represented by the carrying amount of the financial assets.

Substantially all the Group’s cash at banks and bank deposits are deposited in financial institutions in Mainland China and Hong Kong. The credit risk on liquid funds is limited as the majority of counterparties are financial institutions with high credit ratings assigned by international credit-rating agencies and large state-controlled financial institutions. Wealth management products are issued by major domestic banks investing in low risk underlying assets, which mainly consist of bank deposits, treasury bond, central bank bill, local government debt, corporate bond or debt with high credit ratings and low credit risks.

The accounts receivable of the Group is primarily comprised of receivables due from customers and telecommunications operators. Accounts receivable from customers are spread among an extensive number of customers and the majority of the receivables from customers are due for payment within one month from the date of billing. Other receivables primarily comprise interest receivable from banks, utilities deposits, rental deposits and short-term loans granted to other companies through China Mobile Finance. Management has a credit policy in place and the exposures to these credit risks are monitored on an ongoing basis, taking into account the counter parties’ financial position, the Group’s past experience and other factors. As such, management considers the aggregate risks arising from the possibility of credit losses is limited and to be acceptable.

Concentrations of credit risk with respect to accounts receivable are limited due to the Group’s customer base being large and unrelated. As such, management does not expect any significant losses of accounts receivable that have not been provided for by way of allowances as shown in note 24(c).

(b)	Liquidity risk

Liquidity risk refers to the risk that funds will not be available to meet liabilities as they fall due, and results from timing and amount mismatches of cash inflow and outflow. The Group manages liquidity risk by maintaining sufficient cash balances and bank deposits (which are readily convertible to known amounts of cash) to meet its funding needs, including working capital, principal and interest payments on debts, dividend payments and capital expenditures.

The following table sets out the remaining contractual maturities at the balance sheet date of the Group’s financial liabilities, which are based on the undiscounted cash flows (including interest payments computed using contractual rates or, if floating, based on prevailing rates at the balance sheet date) and the earliest date the Group would be required to repay:

	As of December 31, 2017
	Carrying amount	Total contractual undiscounted cash flow	Within 1 year or on demand
	Million	Million	Million

Accounts payable	233,169	233,169	233,169
Bills payable	3,303	3,303	3,303
Accrued expenses and other payables	190,866	190,866	190,866
Amount due to ultimate holding company	8,646	8,646	8,646

	435,984	435,984	435,984

	As of December 31, 2016
	Carrying amount	Total contractual undiscounted cash flow	Within 1 year or on demand
	Million	Million	Million

Accounts payable	250,838	250,838	250,838
Bills payable	1,206	1,206	1,206
Accrued expenses and other payables	180,950	180,950	180,950
Amount due to ultimate holding company	5,563	5,563	5,563
Interest-bearing borrowings	4,998	5,185	5,185

	443,555	443,742	443,742

(c)	Interest rate risk

The Group consistently monitors the current and potential fluctuation of interest rates in managing the interest rate risk on a reasonable level. As of December 31, 2017, the Group did not have any interest-bearing borrowings at variable rates, but had RMB8,611,000,000 of short-term bank deposits placed by CMCC (2016: RMB5,552,000,000 and RMB5,000,000,000 of bonds (note 29)), which was at fixed rate and expose the Group to fair value interest rate risk. The Group determines the amount of its fixed rate borrowings depending on the prevailing market condition. Management does not expect fair value interest rate risk to be high as the interest involved will not be significant.

As of December 31, 2017, total cash and bank balances of the Group amounted to RMB407,202,000,000 (2016: RMB430,435,000,000), and interest-bearing receivables amounted to RMB13,650,000,000 (2016: RMB62,235,000,000). The interest income for 2017 was RMB15,883,000,000 (2016: RMB16,005,000,000; 2015: RMB15,852,000,000) and the average interest rate was 3.13% (2016: 3.44%; 2015: 3.75%). Assuming the total cash and bank balances and interest-bearing receivables are stable in the coming year and interest rate increases/decreases by 100 basis points, the profit for the year and total equity would approximately increase/decrease by RMB3,182,000,000 (2016: RMB3,695,000,000; 2015: RMB3,531,000,000).

(d)	Foreign currency risk

The Group has foreign currency risk as certain cash and deposits with banks are denominated in foreign currencies, principally US dollars and Hong Kong dollars. As the amount of the Group’s foreign currency cash and deposits with banks represented 2.5% (2016: 1.2%) of the total cash and deposits with banks and predominantly all of the business operations of the Group are transacted in RMB, the Group does not expect the appreciation or depreciation of the RMB against foreign currency will materially affect the Group’s financial position and result of operations.

(e)	Fair values

All financial instruments are carried at amounts not materially different from their fair values at the balance sheet dates.